CONTINUING GUARANTY AND SECURITY AGREEMENT

THIS CONTINUING GUARANTY AND SECURITY AGREEMENT (this "Guaranty"), dated February _____, 2006, is from the undersigned (collectively, "Guarantor"), whose addresses are set forth below (collectively, "Guarantors' Address"), to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender").

In consideration of the financing provided to HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation ("Borrower") and other good and valuable consideration, receipt of which are hereby acknowledged, and to induce Lender to enter into the Master Loan and Security Agreement, dated February ____, 2006 (the "Agreement") and to provide the Loans thereunder to Borrower, each Guarantor hereby agrees as follows:

1. Definitions. Unless otherwise specifically defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

2. Guaranty.

(a) Each Guarantor, jointly and severally, hereby absolutely, irrevocably and unconditionally guarantees to Lender (1) the due and punctual payment of the Indebtedness now or hereafter outstanding, as and when it shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise, and (2) the due and punctual performance of the Obligations now or hereafter outstanding, irrespective of the validity, regularity or enforceability of the Agreement or the Security Documents. The obligations of each Guarantor herein shall remain in effect as long as the Indebtedness and Obligations are outstanding, including all extensions or modifications thereof.

(b) This is a guaranty of payment and performance, and not of collection. Immediately upon the occurrence of an Event of Default and written demand by Lender, each Guarantor shall pay to Lender the Indebtedness and shall do and perform each of the Obligations, as if the Indebtedness and the Obligations constituted the direct and primary obligations of Guarantor. Lender shall be entitled to proceed directly against any and all Guarantors for payment of the Indebtedness or performance of the Obligations, without first pursuing or exhausting any remedy that Lender then may have against Borrower, the Collateral or any other security for or guarantor of the Indebtedness. Any failure of Lender to exercise its right to proceed directly against any or all Guarantors, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto and shall not release any Guarantor from its liability hereunder. Lender may proceed directly against each and every Guarantor at any time after the occurrence of an Event of Default. Each Guarantor waives any defenses based upon any election of remedies by Lender under this Guaranty, the Agreement or the Security Documents.

(c) Each Guarantor waives notice of acceptance, presentment for payment, demand for payment, protest or notice of protest and dishonor, notice of demand, and all other notices and demands of any kind and description now or hereafter provided by any law or statute, and all other rights and defenses, the assertion or exercise of which would in any way diminish the liability of any Guarantor hereunder.

(d) Each Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition and assets of Borrower and all circumstances bearing on the risk of non-payment of the Indebtedness and non-performance of the Obligations. Each Guarantor waives any duty on the part of Lender to disclose or report to any Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which any Guarantor intends to assume or has reason to believe that such facts are unknown to any Guarantor or has a reasonable opportunity to communicate such facts to any Guarantor.

(e) This Guaranty and the liability of each Guarantor hereunder shall not be affected, diminished or released by (1) any extension, forbearance or leniency extended by Lender to Borrower with respect to the Loan, without notice to or consent by Guarantor, including notice of any default by Borrower; (2) any amendment, modification or extension of the terms and conditions of the Agreement and the Security Documents, without notice to or consent by Guarantor; or (3) any release by Lender of any other guarantor of the Loan, without notice to or consent by Guarantor. Any joinder, waiver, consent or agreement by Borrower, by its own operation, shall be deemed to be a joinder, consent, waiver or agreement by each Guarantor with respect thereto and each Guarantor shall continue as Guarantor with respect to the Agreement and the Security Documents as so modified, extended, amended or otherwise affected.

(f) If at any time any whole or partial payment of the Indebtedness or performance of the Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Lender as a result of the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or the appointment of a receiver, intervenor or conservator or trustee or similar officer for Borrower or any substantial part of its property or otherwise, then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, all as though such payments and performance had not been made.

(g) Nothing herein contained is intended or shall be construed to give any Guarantor any right of subrogation in or under the Agreement or the Security Documents, or any right to participate in any way therein, or in the right, title and interest of Lender in and to the collateral covered by the Agreement and/or the Security Documents, notwithstanding any payments made by any Guarantor, all such rights of subrogation and participation being hereby expressly waived and released by each Guarantor.

(h) Each Guarantor and Lender (by its acceptance of this Guaranty) confirm that the parties intend that this Guaranty and the obligations of each Guarantor hereunder not be a fraudulent transfer or conveyance for purposes of the federal bankruptcy law, any state insolvency, receivership, fraudulent conveyance or transfer law, or any other applicable federal or state law, Therefore, the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor not constituting a fraudulent conveyance or transfer.

3. Security. Contemporaneous with the Loan to the Borrower pursuant to the Agreement, and to secure the payment and performance of all of Guarantors' obligations under this Guaranty and any other agreements between Guarantor and Lender, Guarantors hereby grant to Lender a security interest in the following property now owned or hereafter acquired by Guarantor and located at Guarantors' Address or elsewhere (the "Collateral"), and in the proceeds thereof:

(a) all equipment, fixtures, furniture, demonstrators and service vehicles, supplies and machinery and other goods of every kind;

(b) all motor vehicles, tractors, trailers, implements, service parts and accessories and other inventory of every kind and any accessions thereto; and

(c) all accounts, instruments, chattel paper, general intangibles, contract rights, documents and supporting obligations thereto.

Upon Lender's request, Guarantor will provide Lender with a list of all states where the Collateral is located. Guarantor hereby authorizes Lender to manually or electronically file this Guaranty and any other financing statements to perfect Lender's interest under this Guaranty in the Collateral and/or the Receivables.

4. Representations and Warranties of Guarantor. Each Guarantor hereby represents and warrants to Lender that:

(a) Each Guarantor has received copies of the Agreement and the Security Documents and is familiar with and fully understands all of their terms and conditions; and

(b) Lender has not made any representations or warranties to Guarantor regarding the creditworthiness of Borrower or the prospects of repayment from sources other than Borrower and Guarantor has made its own independent decision to enter into this Guaranty and any agreements related thereto based on its own investigation and review of the creditworthiness and financial condition of Borrower and such other information as Guarantor has determined relevant; and

(c) Each Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; and

(d) Each Guarantor will be benefited directly or indirectly by the financing arrangements contemplated by the Agreement and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

(e) Guarantor, BAY STATE REALTY HOLDINGS, INC., is a corporation duly organized, legally existing and in good standing under the laws of the State (or equivalent authority) of Massachusetts, engaging in business at the Guarantor's Address.

(f) Guarantor, FAMILY FORD, INC., is a corporation duly organized, legally existing and in good standing under the laws of the State (or equivalent authority) of Connecticut and is a duly authorized and franchised dealer for the sale and service of motor vehicles and of parts, accessories and equipment therefor, engaging in business at the Guarantor's Address.

(g) Guarantor, SHAKER’S INC., is a corporation duly organized, legally existing and in good standing under the laws of the State (or equivalent authority) of Connecticut and is a duly authorized and franchised dealer for the sale and service of motor vehicles and of parts, accessories and equipment therefor, engaging in business at the Guarantor's Address.

(h) Guarantor, HOMETOWN BRATTLEBORO, INC., is a corporation duly organized, legally existing and in good standing under the laws of the State (or equivalent authority) of Vermont and is a duly authorized and franchised dealer for the sale and service of motor vehicles and of parts, accessories and equipment therefor, engaging in business at the Guarantor's Address.

(i) Guarantor, SHAKER AUTO GROUP, INC., is a corporation duly organized, legally existing and in good standing under the laws of the State (or equivalent authority) of Connecticut, engaging in business at the Guarantor's Address.

(j) Borrower is an affiliate of BAY STATE REALTY HOLDINGS, INC., Guarantor.

(k) Borrower is an affiliate of FAMILY FORD, INC., Guarantor.

(l) Borrower is an affiliate of SHAKER’S INC., Guarantor.

(m) Borrower is an affiliate of HOMETOWN BRATTLEBORO, INC., Guarantor.

(n) Borrower is an affiliate of SHAKER AUTO GROUP, INC., Guarantor.

(o) In accordance with all outstanding agreements and its formation and operating documents, each Guarantor has the power and authority to guaranty the repayment of the Indebtedness and performance of the Obligations, to enter into this Guaranty, and to grant the security interest in the Collateral securing this Guaranty. Each Guarantor has taken all steps necessary to insure that this Guaranty is legally valid and enforceable against Guarantor in accordance with its terms and conditions.

(p) All balance sheets, statements of profit and loss and other financial data that have been furnished by each Guarantor to Lender (the "Financial Information") fairly present the financial condition of Guarantor as of the dates thereof, and the results of its operations for the periods for which the same are furnished; all other information, reports, papers and data furnished to Lender are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter thereof; and there has been no change in the assets, liabilities or financial condition of Guarantor from that set forth in the Financial Information, other than changes in the ordinary course of business, none of which changes have been materially adverse to Guarantor. Except as specifically disclosed (as to creditor or debtor, amount and security in the Financial Information), each Guarantor does not have outstanding any loan or indebtedness, other than from Lender, and none of the property of Guarantor is, as of the date hereof, subject to any security interest, lien or other encumbrance in favor of anyone other than Lender.

(q) There is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of each Guarantor, threatened against or affecting Guarantor which involves the possibility of any judgment or liability not fully covered by insurance or which may materially and adversely affect any of the assets of Guarantor or its right or ability to carry on the business now conducted by Guarantor.

(r) All Federal, state and other tax returns and reports of each Guarantor required by law to be filed have been duly filed, and all Federal, state and other taxes, assessments, fees and other governmental charges (other than those presently payable without penalty and other than those disclosed in the Financial Information) imposed upon Guarantor or the property or assets of the Guarantor which are due and payable have been paid.

5. Affirmative Covenants of the Guarantor. Until the Indebtedness shall have been paid in full, each Guarantor hereby covenants and agrees that it will:

(a) BAY STATE REALTY HOLDINGS, INC. shall maintain its existence and good standing as a corporation wherever it transacts its business.

(b) FAMILY FORD, INC. shall maintain its existence and good standing as a corporation wherever it transacts its business, maintain the existence of its franchised dealership for the sale and service of Ford Motor Company & affiliated entities motor vehicles and of parts, accessories and equipment therefor, and continue to transact the business presently conducted by it.

(c) SHAKER’S INC. shall maintain its existence and good standing as a corporation wherever it transacts its business, maintain the existence of its franchised dealership for the sale and service of Ford Motor Company & affiliated entities motor vehicles and of parts, accessories and equipment therefor, and continue to transact the business presently conducted by it.

(d) HOMETOWN BRATTLEBORO, INC. shall maintain its existence and good standing as a corporation wherever it transacts its business, maintain the existence of its franchised dealership for the sale and service of DaimlerChrylser Motors Corp & affiliated entities motor vehicles and of parts, accessories and equipment therefor, and continue to transact the business presently conducted by it.

(e) SHAKER AUTO GROUP, INC. shall maintain its existence and good standing as a corporation wherever it transacts its business.

(f) Keep books of record and account of its operations in such form as will be satisfactory to Lender; and furnish to Lender (i) within 20 days after the end of each month, or at such other frequency as Lender may from time to time direct in writing, balance sheets and statements of profit and loss for such month, in such detail as Lender may reasonably require from time to time and certified as to the truth, accuracy and completeness of the information contained therein, in such form and by each Guarantor or such directors, officers, managers, employees, or representatives of Guarantor as Lender may reasonably require from time to time, (ii) at Lender's request, within 120 days after the close of each of Guarantors' fiscal years, or at such other frequency as Lender may from time to time direct in writing, a complete executed copy of a report of an examination of Guarantors' financial affairs acceptable to Lender, such report to include balance sheets and statements of profit and loss for such year in such detail as Lender may reasonably require from time to time, and (iii) such other financial statements as Lender may reasonably require from time to time.

(g) Promptly pay when due all taxes, assessments and charges imposed upon it or upon its properties, assets, operations, products, income or securities and will also promptly pay all claims which constitute, or if unpaid may become, a lien, charge or encumbrance upon any of its properties, assets, operations, products, income or securities.

(h) Obtain and maintain insurance on Guarantors' property against risks, in amounts and with insurers acceptable to Lender, and cause notice of the interest of Lender, if any, to be noted on the policies of insurance. If Guarantor fails to obtain or maintain such insurance, or to furnish satisfactory evidence thereof upon request, Lender may, but shall not be required to, and without prejudice to Lender's rights hereunder if it does not, obtain such insurance, and in such event Guarantor shall pay to Lender forthwith upon demand, as an additional obligation of Guarantor to Lender, the amount incurred by Lender for such insurance, with interest thereon at the highest lawful contract rate. Guarantor hereby assigns to Lender any monies that may become payable under such insurance, including return or unearned premiums, and requests and authorizes any insurance company to make payment of such monies directly to Lender. Guarantor waives and releases Lender from all claims with respect to any and all rights.

(i) Provide safe storage and properly care for Guarantors' property and make all proper repairs thereto and at all times use, operate and enjoy the same strictly in accordance with all laws from time to time in force.

(j) Guarantor shall provide Lender with at least 30 days' prior written notice of a change in Guarantors' (1) legal name, (2) state of incorporation, registration or organization, (3) social security or Federal tax identification number, (4) location of its chief executive office, or (5) type of business organization (such as, corporation, partnership, limited liability company).

6. Negative Covenants of the Guarantor. Until the Indebtedness is paid in full, each Guarantor hereby covenants and agrees that it will not, without the prior written consent of Lender:

(a) Create, suffer or permit any security interest, lien or other encumbrance to be levied upon or become a charge against any of the property of Guarantor, other than security interests, liens or other encumbrances which are (i) in favor of or subordinated to Lender, or (ii) specifically disclosed by the Financial Information, or (iii) for taxes not delinquent or being contested in good faith, or (iv) liens of mechanics or materialmen arising in the ordinary course of business with respect to obligations that are not overdue or that are being contested in good faith, or (v) resulting from deposits or pledges to secure payments of workmen's compensation, unemployment insurance, old age pensions or other social security.

(b) Endorse, guarantee or become surety for the payment of any debt or obligation of any individual, partnership, or corporation, directly or contingently, except for recourse on the obligations of retail purchasers of merchandise from Guarantor and in connection with endorsing checks and other negotiable instruments for deposit and collection and except for the Loan to Borrower.

(c) Sell, exchange, transfer or otherwise dispose of any of Guarantors' property, except in the normal course of business; consolidate with or merge into any other business concern or permit any other business concern to consolidate with or merge into Guarantor; sell, exchange, transfer, lease or otherwise dispose of all or any substantial part of the capital assets of Guarantor; make any payment upon or transfer any assets in satisfaction, in whole or in part, of any indebtedness subordinated to any obligation owing to Lender; or make or have outstanding, except loans and advances specifically disclosed by the most recent financial statement furnished by Guarantor to Lender prior to the date of this Guaranty, any loan or advance to any individual, partnership or corporation, purchase any security of any corporation or invest in the obligations of any individual, partnership or corporation.

(d) Create or have outstanding any indebtedness for money borrowed except for (i) indebtedness owing to Lender, (ii) indebtedness specifically disclosed by the most recent financial statement or other statements furnished by or on behalf of Guarantor to Lender prior to the date of this Guaranty, and (iii) indebtedness subordinated to all obligations owing by Guarantor to Lender.

(e) Make any loan to Borrower.

(f) Permit the sale, transfer or other disposition of any capital assets of Guarantor.

7. Continuation of Ownership and Management of the Guarantor. Guarantor acknowledges that Lender has elected to enter into the Agreement and to make the Loan based on Lender's confidence in the integrity and the ability of Borrower and the Related Parties of Borrower and that Lender is relying on Borrower to continue to have an ownership interest in Guarantor and/or participate in the active management and operation of Guarantor, as set forth in Section 4 hereof, and the Related Parties to continue to have an ownership interest in Borrower and/or participate in the active management and operation of Borrower in accordance with the terms and conditions of the Agreement. Guarantor acknowledges that the covenant set forth in this Section 7 is also a covenant of the Borrower under the terms and conditions of the Agreement, and that change in the ownership interest of Borrower in Guarantor and/or a change in the participation of Borrower in the active management and operation of Guarantor as set forth in Section 4 hereof and/or a change in the ownership interests of the Related Parties in Borrower and/or a change in the participation of the Related Parties in the active management and operation of Borrower is an Event of Default under the Agreement and this Guaranty.

8. Default. Each Guarantor acknowledges that any default by the Guarantor hereunder, including without limitation the covenant of Guarantor set forth in Section 7 and Section 4 hereof, and any default by Guarantor on any indebtedness or obligation of Guarantor under any other agreement or instrument now or hereafter in existence between Guarantor and Lender (the "Other Indebtedness") shall constitute an Event of Default under the Agreement and the Security Documents, which would allow Lender to declare all or any part of the Indebtedness immediately due and payable and to exercise its remedies under the Agreement and this Guaranty or as otherwise provided by law. Any default by Guarantor under the Agreement and the Security Documents shall constitute an Event of Default under the Other Indebtedness, which would allow Lender to declare all or any part of the Other Indebtedness immediately due and payable and to exercise its remedies with respect thereto.

9. Remedies. Upon the occurrence of an Event of Default under the Agreement and in the event that each Guarantor does not pay the Indebtedness or perform the Obligations in accordance with the terms and conditions of the Agreement and this Guaranty upon receipt of the demand therefor by Lender, Lender may thereupon exercise any one or more of the following remedies:

(a) Institute proceedings for collection of the Indebtedness or performance of the Obligations against Guarantor and/or any other party obligated therefor;

(b) Repossess the Collateral; and Lender, personally, or by agents or attorneys, may take possession of the Collateral or any portion thereof from Guarantor, with or without notice or process of law and free from all claims of Guarantor, as follows: (A) Lender may enter upon Guarantors' premises where any of the Collateral is located, remove the Collateral without liability for suit, action or proceeding by Guarantor and use in connection with such removal of any and all services, supplies, and other facilities of Guarantor; or (B) Lender may direct Guarantor in writing to assemble the Collateral and deliver the Collateral to Lender at any place or places designated by Lender and reasonably convenient for Guarantor, including any facilities of Guarantor for maintenance or storage. In accordance with the direction of Lender, Guarantor shall at its own expense move and deliver the Collateral to Lender. Guarantor acknowledges that its obligation hereunder to deliver the Collateral to Lender is of the essence of this Agreement and that upon application to a court of equity having jurisdiction, Lender shall be entitled to a decree requiring specific performance by Guarantor of such obligation. Lender may, without charge, keep any of the Collateral repossessed by Lender pursuant to this paragraph on the premises of Guarantor pending further action by Lender. Lender also may take possession of any or all proceeds arising from the disposition of the Collateral or any portion thereof;

(c) Dispose of the Collateral; and Lender may sell the Collateral, or any portion thereof, at one or more public or private sales, in such manner, at such time or times and upon such terms as Lender may determine, following notice to Guarantor. Guarantor agrees that any notice of sale shall be reasonable if given at least five days before the time of any intended public sale, or before the time after which private sale is to be made. Lender may hold, lease, operate or otherwise use or permit the use of the Collateral, or any portion thereof, in such manner, for such time and upon such terms as Lender may determine, and collect and retain all earnings, rents, profits and other amounts due and to become due with respect thereto. Any disposition of the Collateral may be made on the premises of Guarantor or elsewhere, at the option of Lender. Guarantor hereby agrees that Lender may, in the exercise of its remedies hereunder, use the premises on which the Collateral is located and may exercise all rights of Guarantor with respect to such premises. If Guarantor is the lessee of such premises, Guarantor hereby assigns to Lender all of Guarantors' right, title and interest in and to Guarantors' lease covering such premises (such assignment to become effective, however, only at such time as Lender shall notify Guarantor in writing thereof), and Guarantor agrees to use its best efforts to attempt to obtain any necessary consent to such assignment by the lessor thereof;

(d) Exercise any rights of Lender with respect to that portion of the Collateral described in Section 3(c), including, without limitation, the right (A) to settle, adjust and compromise all present and future claims arising thereunder or in connection therewith; and (B) to sell, assign, pledge or make any other agreement with respect thereto or the proceeds thereof; and (C) to exercise any and all other rights and remedies that Lender would have with respect thereto if it were the absolute owner thereof. Borrower shall deliver to Lender, upon demand, all of its books and records relating to the Intangibles and all instruments and other writings relating to, evidencing or constituting all or any portion of the Intangibles; and

(e) Exercise any other remedies granted to it under the Security Documents. Lender may exercise any other remedy specifically granted to a secured party under the Uniform Commercial Code or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

(f) The proceeds of any sale, lease or use of the Collateral, less the expenses incurred by Lender in taking, holding, selling, leasing, using, preparing for sale, lease or use, and reasonable attorneys' fees and other legal expenses, shall be applied by Lender to the partial or complete satisfaction of the Indebtedness and the Obligations. Guarantor agrees to reimburse Lender upon demand for all loss, damage and expense incurred by Lender in the enforcement of the Agreement, this Guaranty, the Note and the Security Documents, including without limitation, reasonable attorneys' fees and expenses, together with interest on the amount thereof from the date the same accrued at the highest rate of interest permitted by law.

10. Termination. A Guarantor may terminate this Guaranty with respect to his, her or its obligations under this Guaranty only by written notice sent to Lender by registered mail, postage prepaid, at Lender's Address stating an effective date of such termination which may not be earlier than 30 days after the receipt of such notice by Lender, provided however that the obligations of such Guarantor under this Guaranty shall continue in full force and effect with respect to any Indebtedness and Obligations of Borrower arising prior to the effective date of termination. In addition, this Guaranty shall continue in full force and effect with respect to any other Guarantor who has not given notice of termination. The death of any Guarantor shall not terminate this Guaranty.

11. Miscellaneous.

(a) The remedies of Lender under this Guaranty are separate and cumulative and are in addition to any other legal or equitable remedy which Lender may have under the Security Documents or the Agreement and may be pursued separately, successively, concurrently, independently or together against Borrower, any Guarantor, any other obligors, the Collateral, or any one or more of them, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such remedy shall in no event be construed as a waiver or release thereof, nor shall the choice of one remedy be deemed an election of remedies to the exclusion of other remedies. Nothing in this Guaranty is intended to prevent Lender, upon the occurrence of an Event of Default and in its sole discretion, from foreclosing the liens of the Agreement and the Security Documents and enforcing the provisions thereof.

(b) Subject to the notice requirements of Paragraph 4 above with respect to termination of a Guarantors' obligations under this Guaranty, any notice required or permitted to be given pursuant hereto, or in connection herewith, shall be deemed to have been duly given when addressed and mailed by First Class United States Mail, postage prepaid, to Lender at Lender's Address and to Guarantor at Guarantors' Address, or to such other places as either of the parties may for themselves designate in writing from time to time for the purpose of receiving notices pursuant hereto.

(c) The warranties, representations, covenants and agreements set forth in this Agreement and the Security Documents shall survive the delivery hereof and shall continue in full force and effect until the Indebtedness is paid in full.

(d) The parties intend this writing to be a final expression of their agreements and a complete and exclusive statement of the terms and conditions with respect to the subject matter hereof and the transactions contemplated hereby. No course of prior dealings between the parties, usage of the trade, course of performance or parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this Guaranty. This Guaranty may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is asserted, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given.

(e) Each Guarantor and Lender intend that this Guaranty will not violate any valid applicable law now or hereafter in effect in any jurisdiction. If any provision hereof is invalid, illegal or unenforceable in any respect under any applicable law of any jurisdiction, such provision shall be ineffective to the extent of such prohibition in such jurisdiction, without invalidating the remaining provisions of this Guaranty.

(f) Lender's acceptance or approval of any Obligation performed by Borrower or any Guarantor (such as delivery of any insurance policy, balance sheet or other financial information, account, contract right, chattel paper or general intangible) shall not be deemed to be a warranty or representation by Lender with respect to the accuracy, sufficiency, legality or effectiveness of the same or of any term, provision or condition thereof.

(g) Each Guarantor will pay reasonable attorneys' fees and expenses incurred by Lender in enforcement of the Agreement, the Security Documents and this Guaranty. All items that Guarantor agrees to furnish hereunder or in connection herewith will be furnished at Guarantors' sole cost and expense.

(h) This Guaranty shall be binding upon and shall inure to the benefit of the successors and assigns of the parties.

(i) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

(j) Guarantor authorizes Lender to obtain consumer reports or other credit reports as it deems necessary for the origination, review, collection and enforcement of this Guaranty.

(k) This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

Guarantor has executed this Guaranty as of the date first above written.

BAY STATE REALTY HOLDINGS, INC., a Massachusetts corporation Chief Executive Office: 1309 South Main Street Waterbury, CT 06706

By:
Corey Shaker President

By:
Charles Schwartz Secretary

Guarantor's Federal ID Number: ______________________

FAMILY FORD, INC., a Connecticut corporation Chief Executive Office: 1200 Wolcott Street Waterbury, CT 06705

By:
Corey Shaker President

By:
Charles Schwartz Secretary

Guarantor's Federal ID Number: ______________________

SHAKER’S INC., a Connecticut corporation Chief Executive Office: 831 Straits Turnpike Watertown, CT 06795

By:
Corey Shaker President

By:
Charles Schwartz Secretary

Guarantor's Federal ID Number: ______________________

HOMETOWN BRATTLEBORO, INC., a Vermont corporation Chief Executive Office: 1270 Putney Road North Brattleboro, VT 05304

By:
Corey Shaker President

By:
Charles Schwartz Secretary

Guarantor's Federal ID Number: ______________________

SHAKER AUTO GROUP, INC., a Connecticut corporation 1309 South Main Street Waterbury, CT 06706

By:
Corey Shaker President

By:
Charles Schwartz Secretary

Guarantor's Federal ID Number: